UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 16, 2004

PACER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-49828

Tennessee	62-0935669
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

2300 Clayton Road, Suite 1200

Concord, CA 94520

Telephone Number (877) 917-2237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

ITEM 5.02 Departure of Directors and Principal Officers; Election of Directors; Appointment of Principal Officers

(b) As previously announced by Pacer International in connection with the completion of the sale of all shares owned by Apollo Management, directors John J. Hannan and Michael S. Gross, both principals of Apollo Management, have resigned from the Company’s board of directors. These resignations are effective November 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACER INTERNATIONAL, INC.
A Tennessee Corporation

Dated: November 16, 2004	By:	/s/ Lawrence C. Yarberry
Executive Vice President and Chief
Financial Officer